UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2005

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street
Suite 550
Portland, Oregon 97205
(Address of principal executive offices)

(503) 226-3440
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2005, McCormick & Schmick’s Seafood Restaurants, Inc. issued a press release reporting its financial results for the third quarter of fiscal 2005.  The press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

Exhibit 99.1.                                 Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated October 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc..

Date: October 25, 2005	By:	/s/ Emanuel N. Hilario
	Name:	Emanuel N. Hilario
	Title:	Chief Financial Officer and
Vice President of Finance
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by McCormick & Schmick’s Seafood Restaurants, Inc. dated October 25, 2005